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                                                                    EXHIBIT 10.5

                   ASSIGNMENT OF PURCHASE AND SALE AGREEMENTS


        THIS ASSIGNMENT OF PURCHASE AND SALE AGREEMENTS (this "ASSIGNMENT") is executed to be effective as of the 20th day of January, 2004, by PRG REALTY PARTNERS, LTD., a Texas limited partnership ("ASSIGNOR"), and BEHRINGER HARVARD WOODALL RODGERS LP, a Texas limited partnership ("ASSIGNEE").

                              W I T N E S S E T H:

        A. Assignor, as "Purchaser," has entered into that certain Purchase and Sale Agreement (1909 Woodall Rogers Freeway) dated on or about December 18, 2003 (the "BUILDING CONTRACT") with Oly Uptown General Partnership, a Texas general partnership (the "OFFICE SELLER") pursuant to the terms of which Assignor has agreed to purchase from the Office Seller certain real property (the "OFFICE PROPERTY") having a street address of 1909 Woodall Rodgers Freeway, Dallas, Texas, and being more particularly described in the Contract.

        B. Assignor, as "Purchaser," has entered into that certain Purchase and Sale Agreement (Oly McKinney Vacant Land) dated on or about December 18, 2003 (the "LAND CONTRACT") with Oly McKinney, L.P., a Texas limited partnership (the "LAND SELLER") pursuant to the terms of which Assignor has agreed to purchase from the Land Seller certain real property (the "LAND") adjacent to the Office Property, being more particularly described in the Contract.

        C. Assignor desires to assign to Assignee all of its right, title and interest as Purchaser in and to the Building Contract and the Land Contract (collectively, the "CONTRACTS"), and Assignee desires to acquire from Assignor all of Assignor's right, title and interest as Purchaser in and to the Contracts and to assume all of the duties and obligations of Purchaser under the Contract.

        NOW, THEREFORE, for and in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor does hereby ASSIGN AND TRANSFER unto Assignee all of the right, title and interest of Assignor in and to the Contracts. Assignee, by its acceptance and execution hereof, hereby assumes and agrees to perform all obligations of Purchaser pursuant to the Contracts.

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        EXECUTED to be effective as of the date first written above.

                               ASSIGNOR:

                               PRG REALTY PARTNERS, LTD, a Texas
                               limited partnership

                               By:  PRG Realty, Inc., its General Partner


                               By:  /s/ Jon Mark Robertson
                                   ----------------------------------------
                               Name:    Jon Mark Robertson
                                     --------------------------------------
                               Title:   President
                                      -------------------------------------



                               By:  /s/ William Andrew Peterson, Jr.
                                   ----------------------------------------
                               Name:    William Andrew Peterson, Jr.
                                     --------------------------------------
                               Title:   CEO
                                      -------------------------------------



                               ASSIGNEE:

                               BEHRINGER HARVARD WOODALL
                               RODGERS L.P., a Texas limited partnership

                               By:  BEHRINGER HARVARD WOODALL
                               RODGERS GP, LLC, its General Partner


                               By:  /s/ Robert M. Behringer
                                   ----------------------------------------
                               Name:    Robert M. Behringer
                                     --------------------------------------
                               Title:   President
                                      -------------------------------------


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